UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2020 (December 14, 2020)

AMERICAS TECHNOLOGY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39807	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16500 Dallas Pkwy #305

Dallas, TX 75248
 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 885-8688

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share and one-half of Redeemable Warrant	ATA.U	The New York Stock Exchange

Ordinary Shares, par value $0.0001 per share	ATA	The New York Stock Exchange

Warrants, each whole warrant exercisable for one Ordinary Share for $11.50 per share	ATA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 17, 2020, Americas Technology Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 11,500,000 units (the “Units”), including 1,500,000 Units issued pursuant to the exercise in full of the underwriter’s over-allotment option. Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), and one-half of one warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-250841) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 20, 2020 (as amended, the “Registration Statement”):

•	An Underwriting Agreement, dated December 14, 2020, by and between the Company and EarlyBirdCapital, Inc., as the representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated December 14, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated December 14, 2020, by and among the Company, its officers, its directors and the Company’s sponsor, ATAC Limited Partnership (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated December 14, 2020, by and between the Company and Albert Pontonio a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated December 14, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated December 14, 2020, by and among the Company, the Sponsor and the investors party thereto, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	A Warrant Subscription Agreement, dated December 14, 2020 by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	A Warrant Subscription Agreement, dated December 14, 2020 by and between the Company and the Representative, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•

A Business Combination Marketing Agreement, dated December 14, 2020 by and between the Company and the Representative, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

•	A Stock Escrow Agreement between the Company, the Sponsor and Continental Stock & Transfer Company, a copy of which is attached as Exhibit 10.8 hereto and incorporated by reference.

•	An Advisory Agreement, dated December 14, 2020, by and between the Company and Fifth Partners, LLC, a copy of which is attached as Exhibit 10.9 hereto and incorporated by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreements, the Company completed the private sale of an aggregate of 5,450,000 warrants (the “Private Placement Warrants”), including 4,905,000 Private Placement Warrants to the Sponsor, and 545,000 Private Placement Warrants to the Representative, at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $5,450,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO except that the Private Placement Warrants are not redeemable by the Company so long as they are held by the initial holders or its permitted Transferees. No underwriting discounts or commissions were paid with respect to such sales. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2020, in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles of Association with the Cayman Islands General Registry, effective the same day. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $116,150,000 of the proceeds from the IPO and the sale of the Private Placement Warrants was placed in a U.S.-based trust account, maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account except as set forth in the Registration Statement.

On December 14, 2020, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 17, 2020, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 14, 2020, by and between the Company and EarlyBirdCapital, Inc.
3.1	Amended and Restated Memorandum and Articles of Association
4.1	Warrant Agreement, dated December 14, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as Warrant Agent.
10.1	Letter Agreement, dated December 14, 2020, by and among the Company, its officers, directors and ATAC Limited Partnership.
10.2	Administrative Services Agreement, dated December 14, 2020, by and among the Company and ATAC Limited Partnership.
10.3	Investment Management Trust Agreement, December 14, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as Trustee.
10.4	Registration Rights Agreement, dated December 14, 2020, by and among the Company, ATAC Limited Partnership and the investors party thereto.
10.5	A Warrant Subscription Agreement, dated December 14, 2020 by and between the Company and ATAC Limited Partnership.
10.6	A Warrant Subscription Agreement, dated December 14, 2020 by and between the Company and EarlyBirdCapital, Inc.
10.7	A Business Combination Marketing Agreement, dated December 14, 2020 by and between the Company and EarlyBirdCapital, Inc.
10.8	Stock Escrow Agreement, date December 14, 2020 by and between the Company, the Sposor and Continental Stock Transfer & Trust Company.
10.9	Advisory Agreement, dated December 14, 2020, by and between the Company and Fifth Partners, LLC.
99.1	Press Release, dated December 14, 2020.
99.2	Press Release, dated December 17, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAS TECHNOLOGY ACQUISTION CORP.

	By:	/s/ Jorge Marcos
Name: Jorge Marcos
Title: Chief Executive Officer

Dated: December 18, 2020